UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

See the reverse side of this notice to obtain  proxy materials and voting instructions.  *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on <mtgdate>.  You are receiving this communication because you hold  shares in the above named company.  This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  Meeting Information  Meeting Type: <mtgtype>  For holders as of: <recdate>  Date: Time: <mtgtime>  Location:  0000334815_1 R1.0.1.15  MARKETAXESS HOLDINGS INC.  MARKETAXESS HOLDINGS INC.  299 Park Avenue  10th Floor  NEW YORK, NY 10171  Annual Meeting  April 11, 2017  June 08, 2017  June 08, 2017 10:00 AM EDT  InterContinental New York Barclay Hotel  111 East 48th Street  New York, NY 10017

Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  How To Vote  .  Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  .  0000334815_2 R1.0.1.15  1. Combined Shareholder Letter, Proxy Statement and 10-K  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.

Voting items  0000334815_3 R1.0.1.15  The Board of Directors recommends  you vote FOR the following:  1. Election of Directors  Nominees  1a. Richard M. McVey  1b. Steven L. Begleiter  1c. Stephen P. Casper  1d. Jane Chwick  1e. William F. Cruger  1f. David G. Gomach  1g. Carlos M. Hernandez  1h. Richard G. Ketchum  1i. John Steinhardt  1j. James J. Sullivan  The Board of Directors recommends you  vote FOR proposals 2 and 3.  2. To ratify the appointment of  PricewaterhouseCoopers LLP as the  Company's independent registered public  accounting firm for the year ending  December 31, 2017.  3. To approve, on an advisory basis, the  compensation of the Company's named  executive officers as disclosed in the  2017 Proxy Statement.  The Board of Directors recommends you  vote 1 YEAR on the following proposal:  4. Advisory vote on frequency of the  advisory vote on executive compensation.  NOTE: UNLESS OTHERWISE SPECIFIED BY THE  UNDERSIGNED, THIS PROXY WILL BE VOTED FOR  THE ELECTION OF THE NOMINEES FOR DIRECTOR  LISTED ABOVE AND FOR PROPOSALS 2, AND 3, "1  YEAR" ON THE FREQUENCY OF THE COMPANY'S  ADVISORY VOTE ON EXECUTIVE COMPENSATION, AND  WILL BE VOTED BY THE PROXYHOLDERS AT THEIR  DISCRETION AS TO ANY OTHER MATTERS PROPERLY  TRANSACTED AT THE MEETING OR AT ANY  POSTPONEMENT OR ADJOURNMENT THEREOF. TO VOTE  IN ACCORDANCE WITH THE BOARD OF DIRECTORS'  RECOMMENDATIONS, JUST SIGN BELOW - NO BOXES  NEED BE CHECKED.

0000334815_4 R1.0.1.15